Exhibit 10.10

                          ELEPHANT & CASTLE GROUP, INC.
                                 Lease Abstract


1.       PROJECT:              Yorkdale Shopping Centre, Yorkdale (Toronto)

2.       TENANT:               Canadian Rainforest Restaurants, Inc.

3.       STORE AREA:           Unspecified Gross Leasable Area of not less
                               than 20,000 square feet

4.       TRADE NAME:           Rainforest Cafe

5.       USE:                  For the operation of a traditional "Rainforest
                               Cafe" restaurant.

6.       TERM:                 15 years

7.       TERM START
           DATE:               December 1, 1998

8.       TERM EXPIRY
           DATE:               November 30, 2013

9.       EXTENSION             First Extension Term:  5 years
           PERIODS:            Second Extension Term:  5 years

10.      GROSS RENT:           Can $53.64 per sf per annum of the EXACT Gross
                               Leasable Area of the Store.

11.      PERCENTAGE            5.00% of Gross Revenue, $33.33 per square
           RENT:               foot per annum and the amount of Realty Taxes
                               (other   than  any  Initial   Business   Tax
                               Component)  payable by Tenant under  Section
                               3.3, all as provided under Section 3.2. For the purpose of this key data item 11 and section  3.2,  the  "Artificial  Gross Rent"
                               means the Gross Leasable Area of the Store.

12.      PREPAID RENT:         Nil

13.      SECURITY
         DEPOSIT:              Nil

14.      INITIAL PRO-
         MOTION CHARGE:        Nil

15.      FIXTURING
         PERIOD:               180 Days

16.      PLAN REVIEW CHARGE:   Nil
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17.      LANDLORD ADDRESS:     c/o 20 Vic Management Inc.
                               20 Victoria Street, Suite 900
                               Toronto, Ontario
                               M5C 2N8

18.      GUARANTOR:            None

19.      PROPERTY MANAGER:     Vic Management Inc.